SECURITIES AND EXCHANGE COMMISSION
                                          Washington, D.C. 20549

                                           --------------------

                                                 FORM 8-K

                                              CURRENT REPORT

                                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                                     SECURITIES EXCHANGE ACT OF 1934


                                              July 28, 2004
---------------------------------------------------------------------------------------------------------
                                    (Date of earliest event reported)



                                     Marsh & McLennan Companies, Inc.
                 ------------------------------------------------------------------------
                          (Exact name of registrant as specified in its charter)




              Delaware                            1-5998                           36-2668272
---------------------------------------------------------------------------------------------------------
  (State or other jurisdiction           (Commission File Number)                (IRS Employer
        of incorporation)                                                      Identification No.)



1166 Avenue of the Americas, New York, NY                                            10036
---------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                           (Zip Code)



                                               (212) 345-5000
   ---------------------------------------------------------------------------------------------------
                            (Registrant's telephone number, including area code)





Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) None.

          (b) None.

          (c) Exhibits

                 99.1   Press Release dated July 28, 2004.

Item 12.   Results of Operations and Financial Condition.

          On July 28, 2004, Marsh & McLennan Companies, Inc. issued a press release announcing its unaudited second quarter financial results for the quarter ended June 30, 2004. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MARSH & McLENNAN COMPANIES, INC.



                                             By:  /s/ Bart Schwartz
                                                  ----------------------------
                                                  Name:   Bart Schwartz
                                                  Title:  Deputy General Counsel
                                                           & Corporate Secretary



Date:    July 28, 2004
         -------------

Exhibit Index

99.1     Press release, dated July 28, 2004.